UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               June 28, 2006

                             ----------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                         0-14690                    47-0648386
(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation)                          Number)         Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
           AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      Effective June 28, 2006, Werner Enterprises, Inc. (the "Company") amended its $50.0 million bank credit facility with Harris, N.A. This third amendment to the original credit agreement dated April 22, 2003, as amended, increased the credit facility to $100.0 million and extended the expiration date of the facility from October 22, 2007 to May 31, 2008. The agreement provides for the maximum facility amount to be reduced from $100.0 million to $75.0 million on March 31, 2007 and from $75.0 million to $50.0 million on June 30, 2007, and on these dates the Company must repay any amounts necessary to reduce the aggregate outstanding principal balance to the reduced maximum facility amount. Additionally, the Company may permanently reduce the amount of the facility in whole or in part without premium or penalty. The amendment also replaced the minimum consolidated tangible net worth requirement with a maximum ratio of total funded debt to total capitalization requirement of 0.40 to 1.00. Any amounts that may be borrowed pursuant to this facility bear interest at a variable rate based on the London Interbank Offered Rate and would be due and payable in full on or before May 31, 2008, subject to the mandatory repayment provisions upon reduction in the maximum facility amount as described above. As of June 28, 2006, the Company had no outstanding borrowings under this facility.



                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      June 29, 2006                By:  /s/ John J. Steele
           ----------------                  ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      June 29, 2006                By:  /s/ James L. Johnson
           ----------------                  ------------------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary